Other Liabilities (Tables)	12 Months Ended
Dec. 31, 2021
Disclosure Of Other Liabilities [Abstract]
Schedule Of Other Liabilities
	December 31, 2021	December 31, 2020
Financial guarantee liability (A)	466	—
DSU liability (B)	4,039	—
	4,505	—
(A)	Financial guarantee liability

For franchise operated locations where the Company provided an indemnity for its franchisees, lease payments are made directly to the landlord by the franchisee, and the obligation to make lease payments would only revert to the Company if a franchisee defaulted on their obligations under the terms of the sub-lease or lease. The Company has made an estimate of expected credit losses in the event of default by the franchisees in making lease payments. This amount is recognized as a financial guarantee liability in the consolidated statement of financial position, and changes in the estimated liability are recognized as a financial guarantee liability expense within finance costs in the consolidated statement of loss and comprehensive loss.

(B)	DSU liability

DSUs are granted to directors and generally vest in equal instalments over one year. The Company intended to settle the DSUs by issuing common shares, however, during the year ended December 31, 2021, the Company changed its intention to settle the DSUs to making a cash payment to the holder equal to the fair value of the Company’s common shares calculated at the date of such payment. Accordingly, $5.1 million representing the previously recognized fair value of the DSUs, was reclassified from contributed surplus to other liabilities.

DSUs are accounted for as a liability instrument and measured at fair value based on the market value of the Company’s common shares at each period end.